VCG HOLDING CORP.
(NASDAQ: VCGH)
A growing and leading consolidator and operator of adult nightclubs.
2008 Second Quarter Earnings
Conference Call
August 11, 2008
Exhibit 99.2
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Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995. Such statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors identified from time to time in the Company’s reports with the Securities and Exchange Commission, including our Annual Report on Form 10-KSB for the year ended December 31, 2007.
All forward-looking statements attributable to us or any persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. All guidance and forward-looking statements in this press release are made as of the date hereof and we do not undertake any obligation to update any forecast or forward-looking statements, except as may be required by law.

Current Ownership- 20 Clubs
Located in California, Colorado, Florida, Indiana, Illinois, Kentucky,
Maine, Minnesota, North Carolina and Texas.
La Boheme Logo
Diamond Cabaret
Logo
Schieks Logo The Men’s Club
Logo
PT’s Logo
The Penthouse
Logo

Quarter Over Quarter Comparison
($MM, except per share figure)
Q2 2008 Q2 2007 Increase %
Revenue $ 14.6 $   9.7 51%
EBITDA 3.9 2.7
44
%
Income from operations 3.5 2.4
46
%
Interest and Minority Interest 0.9 0.6 50%
Income before taxes 2.5 2.0 25%
Taxes 0.9 0.2
350
%
Net income 1.5 1.7 -12%
Reported EPS (Basic)
$   0.08 $   0.11
Reported EPS (Fully diluted)
$   0.08 $   0.10
Adjusted EPS (Pro forma) $   0.10 $   0.07
43%
Fully diluted shares 18.3 17.1

Page 5 Unique Expenses Loss on house 138,000 $ Robbery 104,000 Acquisition costs (Mega Club) 56,000 Costs of CFO change 157,000 Incremental portion of stock option expense 41,000 496,000 $

Pro Forma with Anaheim (7/28/2008)
($MM, except per share figure)
Reported Anaheim Pro forma
Q2 2008 Pro forma Addbacks Q2 2008
Revenue
14.6 $    0.9 $       15.5 $
EBITDA
3.9         0.5          4.4
Income from operations
3.5         0.5          4.0
Interest and Minority Interest
0.9         0.2          1.1
Income before taxes
2.5         0.3          0.5            3.3
Tax
1.0         0.1          0.2            1.2
Net income
1.5         0.2          0.3            2.0
EPS
0.08 $    0.01 $      0.02 $       0.11 $
Fully diluted shares
18.3 18.3

2008 Run Rate Free Cash Flow
(Q2 Annualized)
2008 Run Rate (in millions)
EBITDA $ 15.6
Less:
Interest expense & Minority Interest $   3.6
Cash income tax (20%) 2.9
Maintenance CapEx 1.6
7.6
Free Cash Flow $ 7.5
VCGH stock price (8/8/08) $3.52
Fully diluted shares 18.3
Implied market cap $64.0
Market Cap / Free Cash Flow 8.5

2008 Forecast – Currently Owned Stores
($MM)
Revenue $     57.0
EBITDA 15.6
Income from operations 14.2
Income before taxes 10.8
Total income taxes (34.5%) 3.6
Net income 7.2
EPS $     0.40
Fully diluted shares 18.3

Impact of Accretive Acquisitions
($MM)
2008 Acquisitions Pro forma
Acquisition Price 15.0 $
Revenue 57.0 $             12.3 $           69.3 $
EBITDA 15.6                 4.3                19.9
Income from operations 14.2                 4.0                18.2
Interest expense & Minority Interest 3.4                   0.8                4.2
Tax expense (34.5%) 3.6                   1.1                4.7
Net income 7.2 $                2.1 $            9.3
EPS 0.40 $             0.11 $           0.51 $
Accretion
28%
Net debt 35.0 $             42.5 $
Net debt / EBITDA 2.2x 2.1x
• Financed with $7.5 million of VCG’s free cash flow and 50% with seller note at 10%
• 28% increase in EPS while lowering net debt to EBITDA ratio
• Club acquisitions at 3.5x pretax profit
• West Coast acquisition is accretive by $0.05 annual EPS

VCG Stock Valuations
Current Stock Price (8/8/08): $ 3.52
2008 EPS 0.40 $  0.40 $        0.40 $  0.40 $  0.40 $  0.40 $
Assumed Multiple 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x
Implied Stock Price 4.00 $  4.40 $        4.80 $  5.20 $  5.60 $  6.00 $
% Appreciation 14% 25% 36% 48% 59% 70%
2008 EPS 0.51 $  0.51 $  0.51 $  0.51 $  0.51 $  0.51 $
Assumed Multiple 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x
Implied Stock Price 5.10 $  5.61 $  6.12 $  6.63 $  7.14 $  7.65 $
% Appreciation 44% 59% 73% 88% 103% 117%
No Additional Acquisitions
Assumes $15.0 Million of Acquisitions

Recession Resistant Industry
Year
Revenue
($MM)
% Increase/
Decrease
1997 $11.8
1998 11.9 1.1%
1999 12.5 4.9%
2000 13.1 4.7%
2001 14.5 10.5%
2002 15.3 5.9%
2003 15.4 0.7%
2004 15.5 0.2%
2005 16.2 4.6%
2006 16.0 -1.3%
2007 16.5 3.4%
CAGR 3.4%
2008 YTD 4.8%
Compounded Annual Growth Rate of VCG owned stores in St. Louis, Denver,
Louisville, and Indianapolis.